                                                                   Exhibit 10.10

                                                       April 23, 2003


Via Federal Express                                    Via Federal Express
CD&L, INC.                                             K.B.D. SERVICES, INC.
80 Wesley Street                                       c/o CD&L, INC.
Hackensack, New Jersey 07606                           80 Wesley Street
         Attention: Russell Reardon, CFO               Hackensack, New Jersey 07606
                                                                Attention: Russell Reardon, CFO

Via Federal Express                                    Via Federal Express
CLAYTON/NATIONAL                                       OLYMPIC COURIER
         COURIER SYSTEMS, INC.                                  SYSTEMS, INC.
c/o CD&L, INC.                                         c/o CD&L, INC.
80 Wesley Street                                       80 Wesley Street
Hackensack, New Jersey 07606                           Hackensack, New Jersey 07606
         Attention: Russell Reardon, CFO                        Attention: Russell Reardon, CFO

Via Federal Express                                    Via Federal Express
CLICK MESSENGER                                        SECURITIES COURIER
         SERVICE, INC.                                     CORPORATION
c/o CD&L, INC.                                         c/o CD&L, INC.
80 Wesley Street                                       80 Wesley Street
Hackensack, New Jersey 07606                           Hackensack, New Jersey 07606
         Attention: Russell Reardon, CFO                        Attention: Russell Reardon, CFO


         Re: $15,000,000 Revolving Loan/Letters of Credit Facility from SUMMIT BUSINESS CAPITAL CORP., doing business as Fleet Capital-Business Finance Division, to CD&L, INC., CLAYTON/NATIONAL COURIER SYSTEMS, INC., CLICK MESSENGER SERVICE, INC., K.B.D. SERVICES, INC., OLYMPIC COURIER SYSTEMS, INC. and SECURITIES COURIER CORPORATION

Dear Mr. Reardon:

         On June 27, 2002, CD&L, INC. ("CD&L"), CLAYTON/NATIONAL COURIER SYSTEMS, INC., CLICK MESSENGER SERVICE, INC., K.B.D. SERVICES, INC., OLYMPIC COURIER SYSTEMS, INC. and SECURITIES COURIER CORPORATION (collectively "Borrowers") and SUMMIT BUSINESS CAPITAL CORP., doing business as Fleet Capital-Business Finance Division (hereinafter "Summit Business Capital") entered into a certain Loan and Security Agreement (hereinafter the "2002 Loan Agreement"). Pursuant to the 2002 Loan

CD&L, INC.
CLAYTON/NATIONAL COURIER SYSTEMS, INC.
CLICK MESSENGER SERVICE, INC.
K.B.D. SERVICES, INC.
OLYMPIC COURIER SYSTEMS, INC.
SECURITIES COURIER CORPORATION
April 23, 2003
Page 2


Agreement, Summit Business Capital extended to the Borrowers a $15,000,000 Revolving Loan/Letters of Credit facility (hereinafter the "Revolving Loan").

         The 2002 Loan Agreement was amended by a letter amendment dated as of November 19, 2002 (the "November 2002 Waiver Letter") and again amended by a letter amendment dated as of January 30, 2003 (the "January 2003 Waiver Letter").

         Pursuant to the November 2002 Waiver Letter, Summit Business Capital waived the Event of Default which arose under Section 7.10 of the 2002 Loan Agreement because CD&L failed, as at the fiscal quarter ending September 30, 2002, to make scheduled payments due under its certain $1,650,000 (face amount) promissory note dated February 6, 1999 (the "Gold Note"). The registered holder of the Gold Note (the "Gold Noteholder") is the Trust created under Paragraph Third of the Last Will and Testament of Charles Gold. In the definition of "Seller Subordinated Notes" set forth in the 2002 Loan Agreement, the original face amount of the Gold Note was erroneously recited to be $1,450,000 rather than $1,650,000.

         Pursuant to the January 2003 Waiver Letter, Borrowers were advised that effective January 1, 2003, Summit Business Capital, the lender under the 2002 Loan Agreement, was merged into Fleet Capital Corporation ("Fleet"). As part of the January 2003 Waiver Letter, Borrowers confirmed and accepted each and all of the following terms and conditions:

         (a) Borrowers consented to Summit Business Capital's assignment to Fleet of all of Summit Business Capital's rights and remedies under the 2002 Loan Agreement and the Loan Documents described therein.

         (b) Borrowers consented to Summit Business Capital's delegation to Fleet of all of Summit Business Capital's obligations under the 2002 Loan Agreement and the Loan Documents described therein.

         (c) Borrowers agreed that on and after the date of the January 2003 Waiver Letter Borrowers would look only to Fleet, and not to Summit Business Capital, for any obligation heretofore required of Summit Business Capital under the 2002 Loan Agreement and the Loan Documents described therein.

CD&L, INC.
CLAYTON/NATIONAL COURIER SYSTEMS, INC.
CLICK MESSENGER SERVICE, INC.
K.B.D. SERVICES, INC.
OLYMPIC COURIER SYSTEMS, INC.
SECURITIES COURIER CORPORATION
April 23, 2003
Page 3



         (d) Borrowers released Summit Business Capital from any obligation which Summit Business Capital may have had under the 2002 Loan Agreement and the Loan Documents described therein.

         Also pursuant to the January 2003 Waiver Letter, Fleet (as the successor to Summit Business Capital) allowed CD&L to assign and transfer to the Gold Noteholder all of the right, title and interest of CD&L (as noteholder) in and to that certain $2,500,000 (face amount) note of Sureway Worldwide, LLC, dated March 30, 2001 (the "Sureway Note"). Effective upon such assignment and transfer and in consideration thereof, CD&L was released from all of its obligations under the Gold Note, such Gold Note being deemed as a result to have been paid in full.

         The waiver set forth in the November 2002 Waiver Letter was subsumed by the waiver and consent set forth in the January 2003 Waiver Letter. Thus, as already set forth in the January 2003 Waiver Letter, the November 2002 Waiver Letter is no longer be in force and effect, having been replaced by the January 2003 Waiver Letter.

         Borrowers have now advised Fleet that Borrowers are not in compliance with the "No Quarterly Loss" covenant set forth in Section 5.22 of the Loan Agreement.

         In this regard, Section 5.22 of the Loan Agreement provides in relevant part as follows:

                  5.22   No Quarterly Loss except for First Fiscal Quarter.

                         (a) As at the end of each second, third and fourth
                  fiscal quarter for each of BORROWERS' fiscal years (commencing with the fiscal quarter ending June 30, 2002), the BORROWERS shall have consolidated minimum year-to-date net income before extraordinary items (including therein goodwill impairment charges) of at least $1.00.

                         (b) This covenant shall be tested as at the end of each
                  second, third and fourth fiscal quarter for each of BORROWERS' fiscal years (commencing with the fiscal quarter ending June 30, 2002) by reference to the BORROWERS' quarterly financial statements required to be submitted pursuant to this Agreement for each such fiscal quarter and by using GAAP with the exception of

CD&L, INC.
CLAYTON/NATIONAL COURIER SYSTEMS, INC.
CLICK MESSENGER SERVICE, INC.
K.B.D. SERVICES, INC.
OLYMPIC COURIER SYSTEMS, INC.
SECURITIES COURIER CORPORATION
April 23, 2003
Page 4

                  "goodwill impairment" charges which are not considered extraordinary items under GAAP.

         Borrtowers have failed to comply with the aforesaid covenant for their fiscal quarter ending December 31, 2002, because they experienced a loss of $542,000 as at the applicable December 31, 2002 testing date.

         Borrowers' failure to comply with the aforesaid covenant constitutes an Event of Default under, among other provisions, Section 7.2 of the Loan Agreement. Borrowers have requested that Fleet waive such Event of Default for the fiscal quarter ending December 31, 2002, and only for such quarter.

         Borrowers have also advised Fleet that Borrowers do not expect to be in compliance with the "Fixed Charge Coverage" covenant set forth in Section 5.24 of the Loan Agreement as at the testing dates of June 30, 2003, September 30, 2003 and March 31, 2004.

         In this regard, Section 5.24 of the Loan Agreement provides in relevant part as follows:

                  5.24 Fixed Charge Coverage.

                       (a) The BORROWERS must maintain their consolidated
                  "Fixed Charge Coverage" at the following levels:

                                     * * *

         (4) The BORROWERS must maintain their consolidated "Fixed Charge Coverage" at a ratio equal to or greater than 1.0 to 1.0 as at the end of their fourth fiscal quarter for 2002 and as at the end of each fiscal quarter thereafter.

         Borrowers project that they will fail to comply with the aforesaid covenant as at the testing dates of June 30, 2003, September 30, 2003 and March 31, 2004.

         Borrowers' failure to comply with the aforesaid covenant would constitute an Event of Default under, among other provisions, Section 7.2 of the Loan Agreement. In anticipation of that, Borrowers have requested that Fleet reset such covenants for the testing dates of June 30, 2003,

CD&L, INC.
CLAYTON/NATIONAL COURIER SYSTEMS, INC.
CLICK MESSENGER SERVICE, INC.
K.B.D. SERVICES, INC.
OLYMPIC COURIER SYSTEMS, INC.
SECURITIES COURIER CORPORATION
April 23, 2003
Page 5

September 30, 2003 and March 31, 2004 to a Fixed Charge Coverage ratio that is in conformity with Borrowers' present projections.

         In this regard, please be advised that Fleet will honor Borrowers' requests and does hereby (1) waive any Event of Default which would arise by Borrowers' failure to comply with Section 5.22 of the Loan Agreement as of the December 31, 2002 testing date, and only such testing date and (2) agree to reset the Fixed Charge Coverage ratio set forth in Section 5.24 of the Loan Agreement for the testing dates of June 30, 2003, September 30, 2003 and March 31, 2004 (and no others) to a Fixed Charge Coverage ratio that is in conformity with Borrowers' present projections.

         Fleet's aforesaid waiver and consent is, however, subject to Borrowers' confirmation and acceptance of the following terms and conditions (and Borrowers' acceptance of this letter by their execution of a copy hereof will be deemed such confirmation and acceptance):

         (1) This waiver and consent relates only to Borrowers' failure to comply with Section 5.22 of the Loan Agreement as of the December 31, 2002 testing date, and only such testing date.

         (2) Section 5.24(a) and Section 5.24(b)(1) of the Loan Agreement are hereby amended so as to now provide as follows:

                  5.24 Fixed Charge Coverage.

                       (a) The BORROWERS must maintain their consolidated "Fixed
                  Charge Coverage" at the following levels:

                           (1) The BORROWERS must maintain their consolidated "Fixed Charge Coverage" at a ratio equal to or greater than .9 to 1.0 as at the end of their first fiscal quarter for 2002.

                           (2) The BORROWERS must maintain their consolidated "Fixed Charge Coverage" at a ratio equal to or greater than .95 to 1.0 as at

CD&L, INC.
CLAYTON/NATIONAL COURIER SYSTEMS, INC.
CLICK MESSENGER SERVICE, INC.
K.B.D. SERVICES, INC.
OLYMPIC COURIER SYSTEMS, INC.
SECURITIES COURIER CORPORATION
April 23, 2003
Page 6

                                the end of their second fiscal quarter for 2002.

                           (3) The BORROWERS must maintain their consolidated "Fixed Charge Coverage" at a ratio equal to or greater than .9 to 1.0 as at the end of their third fiscal quarter for 2002.

                           (4) The BORROWERS must maintain their consolidated "Fixed Charge Coverage" at a ratio equal to or greater than 1.0 to 1.0 as at the end of their fourth fiscal quarter for 2002.

                           (5) The BORROWERS must maintain their consolidated "Fixed Charge Coverage" at a ratio equal to or greater than 1.0 to 1.0 as at the end of their first fiscal quarter for 2003.

                           (6) The BORROWERS must maintain their consolidated "Fixed Charge Coverage" at a ratio equal to or greater than .90 to 1.0 as at the end of their second fiscal quarter for 2003.

                           (7) The BORROWERS must maintain their consolidated "Fixed Charge Coverage" at a ratio equal to or greater than .85 to 1.0 as at the end of their third fiscal quarter for 2003.

                           (8) The BORROWERS must maintain their consolidated "Fixed Charge Coverage" at a ratio equal to or greater than 1.0 to 1.0 as at

CD&L, INC.
CLAYTON/NATIONAL COURIER SYSTEMS, INC.
CLICK MESSENGER SERVICE, INC.
K.B.D. SERVICES, INC.
OLYMPIC COURIER SYSTEMS, INC.
SECURITIES COURIER CORPORATION
April 23, 2003
Page 7


                                the end of their fourth fiscal quarter for 2003.

                           (9) The BORROWERS must maintain their consolidated "Fixed Charge Coverage" at a ratio equal to or greater than .90 to 1.0 as at the end of their first fiscal quarter for 2004.

                           (10) The BORROWERS must maintain their consolidated
                                "Fixed Charge Coverage" at a ratio equal to or greater than 1.0 to 1.0 as at the end of their second fiscal quarter for 2004 and as at the end of each fiscal quarter thereafter.

                       (b) (1) For purposes of this covenant, "Fixed Charge
                  Coverage" means the following ratio:

                     BORROWERS' consolidated earnings before
                 interest, taxes, depreciation and amortization
                     LESS BORROWERS' consolidated "Unfunded
                             Capital Expenditures"
                    LESS BORROWERS' consolidated cash payment
                            of income tax liabilities
                 LESS cash distributions to CD&L's stockholders

                                  -divided by--

                        all consolidated interest expense
               PLUS all maturities of consolidated long term debt
                 which came due and were payable in the ordinary
                    course during the applicable test period
                PLUS all maturities of Capital Lease Obligations
                which came due and were payable in the ordinary
                    course during the applicable test period

CD&L, INC.
CLAYTON/NATIONAL COURIER SYSTEMS, INC.
CLICK MESSENGER SERVICE, INC.
K.B.D. SERVICES, INC.
OLYMPIC COURIER SYSTEMS, INC.
SECURITIES COURIER CORPORATION
April 23, 2003
Page 8


                      LESS all payments made to the Senior
                    Subordination Lenders for which a reserve against "loan value" had been established

         (3) A new Section 5.28 is hereby added to the Loan Agreement so as to provide as follows:

                  5.28 Fixed Charge Coverage as at 09/30/03 and 12/31/03.

                       (a) The BORROWERS must maintain their consolidated "Fixed
                           Charge Coverage" as at September 30, 2003 and as at December 31, 2003 at the following levels:

                           (1) The BORROWERS must maintain their consolidated "Fixed Charge Coverage" at a ratio equal to or greater than 1.2 to 1.0 as at the end of their third fiscal quarter for 2003.

                           (2) The BORROWERS must maintain their consolidated "Fixed Charge Coverage" at a ratio equal to or greater than 1.3 to 1.0 as at the end of their fourth fiscal quarter for 2003.

                       (b) For purposes of this covenant, "Fixed Charge
                           Coverage" has the meaning given that term in Section 5.24(b)

                       (c) This covenant shall be tested as at September 30,
                           2003 and as at December 31, 2003, for BORROWERS' performance during each such quarter, by reference to the BORROWERS' quarterly financial statements required to be submitted under this Agreement and by using GAAP.

CD&L, INC.
CLAYTON/NATIONAL COURIER SYSTEMS, INC.
CLICK MESSENGER SERVICE, INC.
K.B.D. SERVICES, INC.
OLYMPIC COURIER SYSTEMS, INC.
SECURITIES COURIER CORPORATION
April 23, 2003
Page 9


                       (d) Although compliance with this Section will be tested
                           quarterly as aforesaid, nothing in the foregoing shall prevent LENDER from determining that this covenant has been violated prior to LENDER's receipt of any of the aforementioned financial statements in the event LENDER obtains actual knowledge that the BORROWERS are not in compliance with this covenant.

         (4)           (a) Borrowers must confirm and, by their acceptance and
                           execution of a copy of this letter, do confirm that all amounts due and owing under the Revolving Loan, the Loan Agreement and the Loan Documents described therein (hereinafter the "Loan Documents") are owed to Fleet without offset, defense, recoupment, set-off, deduction, or counterclaim.

                       (b) Borrowers must confirm and, by their acceptance and
                           execution of a copy of this letter, do confirm that as of the opening of business on April 14, 2003, the following principal and interest amounts, together with were owed on the Revolving Loan:

                       (1)  Principal      $1,308,172.84

                       (2)  Interest:      accrued interest from April 1, 2003.

                       (c) Borrowers must confirm and, by their acceptance and
                           execution of a copy of this letter, do confirm that as of the opening of business on April 14, 2003, the following letter of credit was outstanding under the Loan Agreement:

                       (1) Fleet National Bank Irrevocable Standby Letter of
                           Credit #5S1333508 $7,000,000.00 (US Dollars) (face
                           amount) Beneficiary: UBS Cayman Islands Ltd.

CD&L, INC.
CLAYTON/NATIONAL COURIER SYSTEMS, INC.
CLICK MESSENGER SERVICE, INC.
K.B.D. SERVICES, INC.
OLYMPIC COURIER SYSTEMS, INC.
SECURITIES COURIER CORPORATION
April 23, 2003
Page 10


         (5) Borrowers must pay Fleet a waiver fee of $20,000 and, by their acceptance and execution of a copy of this letter, do authorize Fleet to charge the Revolving Loan the amount of such waiver fee.

         (6) Borrowers must confirm and, by their acceptance and execution of a copy of this letter, do confirm that there exist no claims or charges against any actions or inactions of Fleet in extending the Revolving Loan or in making disbursements thereunder or in otherwise administering the Revolving Loan, the Loan Agreement and/or the Loan Documents.

         (7) Borrowers must waive, release and discharge and, by their acceptance and execution of a copy of this letter, do waive, release and discharge any and all claims or causes of action of any kind whatsoever, whether at law or in equity, arising on or prior to the date hereof, which Borrowers may have against Fleet, its predecessors, its successors and assigns, agents, employees and counsel, in connection with the Revolving Loan, the Loan Agreement and the Loan Documents. The waivers and releases made herein include the waiver of any damages which may have been or may in the future be caused to Borrowers their respective properties or business prospects because of the actions waived and released and the agreements made herein, including without limitation, any actual or implicit, direct or indirect, incidental or consequential damages suffered by Borrowers therefrom, including but not limited to (a) lost profits, (b) loss of business opportunity,
                  (c) increased financing costs, (d) increased legal and other administrative fees and (e) damages to business reputation.

         (8) Borrowers must confirm and, by their acceptance and execution of a copy of this letter, do confirm that all of the terms, covenants and provisions of the Revolving Loan, the Loan Agreement and the Loan Documents (as all have been hereby extended) shall continue in full force and effect.

         (9) Borrowers must continue to comply with the terms of the Revolving Loan and not be in default thereunder.

         (10) Borrowers must continue to comply with the terms of the guaranty set forth in the Loan Agreement and not be in default thereunder.

CD&L, INC.
CLAYTON/NATIONAL COURIER SYSTEMS, INC.
CLICK MESSENGER SERVICE, INC.
K.B.D. SERVICES, INC.
OLYMPIC COURIER SYSTEMS, INC.
SECURITIES COURIER CORPORATION
April 23, 2003
Page 11


         (11) All rights of Fleet shall continue to be determined in accordance with the Loan Agreement and the Loan Documents until all Liabilities (as defined in the Loan Agreement) are paid in full.

         (12) The obligations of each Borrower, as a guarantor of the amounts owed by the other Borrowers under the Loan Agreement, continue in full force and effect and are not impaired or otherwise lessened or adversely affected by the waiver granted by this letter.

         (13) This letter will be deemed a modification of the Loan Agreement and Borrowers' obligations hereunder will be considered a covenant of the Loan Agreement.

         (14) All of the other Loan Documents shall be deemed to be amended in manner consistent hereto and conforming herewith.

         (15) Borrowers must pay for the services of Fleet's counsel who was engaged to review the Loan Agreement and to assist in the preparation of this letter. Borrowers understand that they are remain obligated to pay for the services of Fleet's counsel who was previously engaged to do all necessary UCC follow up after the June 27, 2002, and to assist in the preparation of the November 2002 Waiver Letter and the January 2003 Waiver Letter, bills for all of which have not yet been rendered. By their acceptance and execution of a copy of this letter, Borrowers authorize Fleet to charge the Revolving Loan the amount of such fees.

         If Borrowers are in agreement with the terms and conditions of this letter, please execute the enclosed copy of this letter and return it to me no later than April 23, 2003.

                                Very truly yours,

                                FLEET CAPITAL CORPORATION (successor to Summit Business Capital Corp., doing business as Fleet Capital-Business Finance Division)


                                By:    James M. Jordan, Vice President

CD&L, INC.
CLAYTON/NATIONAL COURIER SYSTEMS, INC.
CLICK MESSENGER SERVICE, INC.
K.B.D. SERVICES, INC.
OLYMPIC COURIER SYSTEMS, INC.
SECURITIES COURIER CORPORATION
April 23, 2003
Page 12


         CONSENT OF CD&L, INC., CLAYTON/NATIONAL COURIER SYSTEMS, INC.,
              CLICK MESSENGER SERVICE, INC., K.B.D. SERVICES, INC.,
        OLYMPIC COURIER SYSTEMS, INC. and SECURITIES COURIER CORPORATION

         Each of CD&L, INC., CLAYTON/NATIONAL COURIER SYSTEMS, INC., CLICK MESSENGER SERVICE, INC., K.B.D. SERVICES, INC., OLYMPIC COURIER SYSTEMS, INC. and SECURITIES COURIER CORPORATION hereby agrees to the terms and conditions of the above letter as of April 23, 2003.

ATTEST:                                             CD&L, INC. (formerly known as Consolidated  Delivery &
                                                    Logistics Inc.)

-------------------------------------------         By:
Mark T. Carlesimo, Corporate Secretary              Russell J. Reardon, Vice President

ATTEST:                                             CLAYTON/NATIONAL COURIER SYSTEMS, INC.
                                                    BY:       CD&L, Inc., its sole stockholder

-------------------------------------------                   By:
Mark T. Carlesimo, Corporate Secretary                                 Russell J. Reardon, Vice President

ATTEST:                                             CLICK MESSENGER SERVICE, INC.
                                                    BY:       CD&L, Inc., its sole stockholder

-------------------------------------------                   By:
Mark T. Carlesimo, Corporate Secretary                                 Russell J. Reardon, Vice President

ATTEST:                                             K.B.D. SERVICES, INC.
                                                    BY:       Silver Star Express, Inc., its sole stockholder

-------------------------------------------                   By:
Mark T. Carlesimo, Corporate Secretary                                 Russell J. Reardon, Vice President

ATTEST:                                             OLYMPIC COURIER SYSTEMS, INC.
                                                    BY:       CD&L, Inc., its sole stockholder

-------------------------------------------                   By:
Mark T. Carlesimo, Corporate Secretary                                 Russell J. Reardon, Vice President

ATTEST:                                             SECURITIES COURIER CORPORATION
                                                    BY:       CD&L, Inc., its sole stockholder

-------------------------------------------                   By:
Mark T. Carlesimo, Corporate Secretary                                 Russell J. Reardon, Vice President

ATTEST:                                             SILVER STAR EXPRESS, INC.
                                                    BY:       CD&L, Inc., its sole stockholder

-------------------------------------------                   By:
Mark T. Carlesimo, Corporate Secretary                                 Russell J. Reardon, Vice President
